UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2014

Hardinge Inc.

(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

One Hardinge Drive Elmira, NY 14902

(Address of principal executive offices)  (Zip code)

(607) 734-2281

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 13, 2014, Hardinge Inc. (the “Company”) issued a press release announcing the Company’s fourth quarter and full year 2013 financial results. Copies of the press release and the presentation slides used in connection with the Company’s earnings conference call and webcast on February 13, 2014 are respectively included as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.  On February 11, 2014, the Board of Directors of the Company declared a cash dividend of $0.02 per share on the Company’s common stock.  The dividend is payable on March 10, 2014 to stockholders of record as of February 28, 2014.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits.

99.1	Press release issued by Registrant on February 13, 2014 announcing fourth quarter and full year 2013 results.

99.2	Presentation slides used by Registrant in connection with its February 13, 2014 earnings conference call and webcast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hardinge Inc.

Date: February 14, 2014	/s/ Douglas J. Malone
Douglas J. Malone
Vice President and Chief Financial Officer